UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2020

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-31293	77-0487526
(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive, Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 598-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Issuance of 1.250% Senior Notes due 2025, 1.800% Senior Notes due 2027, 2.150% Senior Notes due 2030 and 3.000% Senior Notes due 2050

On June 22, 2020, Equinix, Inc. (“Equinix”) issued and sold $500,000,000 aggregate principal amount of its 1.250% Senior Notes due 2025 (the “2025 Notes”), $500,000,000 aggregate principal amount of its 1.800% Senior Notes due 2027 (the “2027 Notes”), $1,100,000,000 aggregate principal amount of its 2.150% Senior Notes due 2030 (the “2030 Notes”), and $500,000,000 aggregate principal amount of its 3.000% Senior Notes due 2050 (the “2050 Notes,” and together with the 2025 Notes, the 2027 Notes and the 2030 Notes, the “Notes”), pursuant to an underwriting agreement dated June 8, 2020 (the “Underwriting Agreement”) among Equinix and BofA Securities, Inc., Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule II thereto.

The 2025 Notes were issued pursuant to an indenture dated December 12, 2017 (the “Base Indenture”) between Equinix and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture dated June 22, 2020 (the “Seventh Supplemental Indenture,” and, together with the Base Indenture, the “2025 Indenture”) among Equinix and the Trustee. The 2027 Notes were issued pursuant to the Base Indenture, as supplemented by the Eighth Supplemental Indenture dated June 22, 2020 (the “Eighth Supplemental Indenture,” and, together with the Base Indenture, the “2027 Indenture”) among Equinix and the Trustee. The 2030 Notes were issued pursuant to the Base Indenture, as supplemented by the Ninth Supplemental Indenture dated June 22, 2020 (the “Ninth Supplemental Indenture,” and, together with the Base Indenture, the “2030 Indenture”) among Equinix and the Trustee. The 2050 Notes were issued pursuant to the Base Indenture, as supplemented by the Tenth Supplemental Indenture dated June 22, 2020 (the “Tenth Supplemental Indenture,” and, together with the Base Indenture, the “2050 Indenture”). The 2025 Indenture, the 2027 Indenture, 2030 Indenture, and 2050 Indenture are referred to herein as the “Indentures”.

The Notes were offered pursuant to Equinix’s Registration Statement on Form S-3 (No. 333-221380) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on November 7, 2017, including the prospectus contained therein dated November 7, 2017, a preliminary prospectus supplement dated June 8, 2020 and a final prospectus supplement dated June 8, 2020.

The 2025 Notes will bear interest at the rate of 1.250% per annum and will mature on July 15, 2025. The 2027 Notes will bear interest at the rate of 1.800% per annum and will mature on July 15, 2027. The 2030 Notes will bear interest at the rate of 2.150% per annum and will mature on July 15, 2030. The 2050 Notes will bear interest at the rate of 3.000% per annum and will mature on July 15, 2050. Interest on the Notes is payable in cash on January 15 and July 15 of each year, beginning on January 15, 2021.

Equinix may redeem at its election, at any time or from time to time, some or all of any series of Notes before they mature at a redemption price equal to (i) 100% of the principal amount of Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date (subject to the rights of holders of record of such Notes on the relevant record date to receive interest due on the relevant interest payment date), plus (ii) a “make-whole” premium (as detailed in the forms of Notes filed herewith). Notwithstanding the foregoing, if the 2025 Notes are redeemed on or after June 15, 2025, the 2027 Notes are redeemed on or after May 15, 2027, the 2030 Notes are redeemed on or after April 15, 2030 or the 2050 Notes are redeemed on or after January 15, 2050, the redemption price will not include the applicable “make-whole” premium.

Upon a change of control triggering event, as defined in each Indenture, Equinix will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase, plus accrued interest, if any, to, but excluding, the date of purchase.

The Notes are Equinix’s general unsecured senior obligations and rank equally with Equinix’s other unsecured senior indebtedness. The Notes effectively rank junior to Equinix’s secured indebtedness to the extent of the collateral securing such indebtedness and to all liabilities of Equinix’s subsidiaries. The Notes are not guaranteed by Equinix’s subsidiaries, through which Equinix currently conducts substantially all of its operations.

Each Indenture contains restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

Each Indenture contains customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the applicable series of Notes then outstanding may declare the principal of such Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to Equinix or its material restricted subsidiaries, the principal amount of such Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

Equinix expects to use a portion of the net proceeds from the sale of the Notes to fund the redemption of all of its outstanding €750,000,000 2.875% Senior Notes due 2024 and its outstanding $1,100,000,000 5.875% Senior Notes due 2026, including, in each case, the payment of premiums and accrued interest to the redemption date. Equinix expects to use any remaining net proceeds from the sale of the Notes for general corporate purposes.

The above descriptions of the Indentures and the Notes are qualified in their entirety by reference to the Base Indenture and the Seventh Supplemental Indenture, Eighth Supplemental Indenture, Ninth Supplemental Indenture and Tenth Supplemental Indenture (including the forms of the Notes included therein). A copy of the Base Indenture, Seventh Supplemental Indenture, Eighth Supplemental Indenture, Ninth Supplemental Indenture and Tenth Supplemental Indenture and the forms of the Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, and 4.9, respectively, to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk &Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 8.01	Other Events

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1*

Underwriting Agreement, dated June 8, 2020, between Equinix, Inc. and BofA Securities, Inc., Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of December 12, 2017, between Equinix, Inc. and U.S. Bank National Association, as trustee

4.2*	Seventh Supplemental Indenture, dated as of June 22, 2020, among Equinix, Inc. and U.S. Bank National Association, as trustee

4.3*	Form of 1.250% Senior Note due 2025 (included in Exhibit 4.2)

4.4*	Eighth Supplemental Indenture, dated as of June 22, 2020, among Equinix, Inc. and U.S. Bank National Association, as trustee

4.5*	Form of 1.800% Senior Note due 2027 (included in Exhibit 4.4)

4.6*	Ninth Supplemental Indenture, dated as of June 22, 2020, among Equinix, Inc. and U.S. Bank National Association, as trustee

4.7*	Form of 2.150% Senior Note due 2030 (included in Exhibit 4.6)

4.8*	Tenth Supplemental Indenture, dated as of June 22, 2020, among Equinix, Inc. and U.S. Bank National Association, as trustee

4.9*	Form of 3.000% Senior Note due 2050 (included in Exhibit 4.8)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: June 22, 2020